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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 16, 2003


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


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
                 Ohio                            1-8519                     31-1056105
     (State or other jurisdiction       (Commission File Number)          (IRS Employer
          of incorporation)                                            Identification No.)

        201 East Fourth Street
           Cincinnati, Ohio                                                   45202
   (Address of principal executive                                          (Zip Code)
               offices)
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       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                          BROADWING INC.


ITEM 5. OTHER EVENT.

        Broadwing Inc. announced that it filed with the Securities and Exchange Commission an amendment to its 2002 10-K Annual Report, following an internal investigation regarding the interest of an executive in an affiliate of a supplier to the Company. A copy of the press release is attached as Exhibit 99.1


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           BROADWING INC.


                           By:    /s/ Jeffrey C. Smith
                               ----------------------------------------------
                                  Jeffrey C. Smith
                                  Chief Human Resources Officer, General Counsel
                                  and Corporate Secretary



Date: May 16, 2003


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                                  Exhibit Index


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
          Exhibit No.                     Exhibit                      Page No.
          -----------                     -------                      --------
              99.1             Press Release of the Company
                               dated May 16, 2003
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